Exhibit 77(q)

Exhibits

(a)(1)  Amendment No. 25 dated May 14, 2009 to the Amended and Restated Declaration of Trust of ING Mutual Funds (add Class W shares to ING Global Bond Fund, ING Global Value Choice Fund and ING International Value Choice Fund – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A on May 29, 2009 and incorporated herein by reference.

(a)(2)  Plan of Liquidation and Dissolution of Series dated July 13, 2009 to the Amended and Restated Declaration of Trust of ING Mutual Funds (liquidation of ING Disciplined International SmallCap Fund) – Filed herein.

(a)(3)  Amendment No. 26 dated August 10, 2009 to the Amended and Restated Declaration of Trust of ING Mutual Funds (dissolution of ING International Growth Opportunities Fund) - previously filed as an Exhibit to Post-Effective Amendment No. 137 to the Registrant's Registration Statement on Form N-1A filed on September 29, 2009 and incorporated herein by reference.

(a)(4)  Amendment No. 27 dated August 21, 2009 to the Amended and Restated Declaration of Trust of ING Mutual Funds (dissolution of ING Disciplined International SmallCap Fund and ING Emerging Markets Fixed Income Fund - previously filed as an Exhibit to Post-Effective Amendment No. 137 to the Registrant's Registration Statement on Form N-1A filed on September 29, 2009 and incorporated herein by reference.

(a)(5)  Amendment No. 28 dated September 10, 2009 to the Amended and Restated Declaration of Trust of ING Mutual Funds (add Class I shares to ING Russia Fund) - previously filed as an Exhibit to Post-Effective Amendment No. 137 to the Registrant's Registration Statement on Form N-1A filed on September 29, 2009 and incorporated herein by reference.

(a)(6)  Plan of Liquidation and Dissolution of Series dated September 14, 2009 to the Amended and Restated Declaration of Trust of ING Mutual Funds (liquidation of ING International Equity Dividend Fund) –Filed herein.

(e)(1)  Reduction letter dated May 28, 2008 with respect to the Amended and Restated
Investment Management Agreement dated February 1, 2005 (ING Emerging Countries Fund) – Filed as an Exhibit to Post Effective Amendment No. 134 to the Registrant’s Registration Statement on Form N-1A on February 26, 2009 and incorporated herein by reference.

(e)(2)  Reduction letter dated June 1, 2009 with respect to the Amended and Restated Investment Management Agreement dated February 1, 2005 (ING International SmallCap Multi-Manager Fund) – Filed as an Exhibit to Post Effective Amendment No. 136 to the Registrant’s Registration Statement on Form N-1A on July 14, 2009 and incorporated herein by reference.

(e)(3)  Reduction letter dated August 8, 2009 with respect to the Amended and Restated Investment Management Agreement dated February 1, 2005 (ING International Capital Appreciation Fund) – Filed as an Exhibit to Post Effective Amendment No. 136 to the Registrant’s Registration Statement on Form N-1A on July 14, 2009 and incorporated herein by reference.

(e)(4)  Third Amendment dated August 20, 2009 to the Sub-Advisory Agreement dated May 28, 2003 between ING Investments, LLC and Artio Global Management LLC) - previously filed as an Exhibit to Post-Effective Amendment No. 137 to the Registrant's Registration Statement on Form N-1A filed on September 29, 2009 and incorporated herein by reference.

(e)(5)  Sub-Advisory Agreement dated September 29, 2009 between ING Investments, LLC and Artio Global Management LLC – Filed herein.

(e)(6)  Amended Schedule A dated July 1, 2009 to the Sub-Advisory Agreement dated November 1, 2006 between ING Investments, LLC and Batterymarch Financial Management Inc. ) - previously filed as an Exhibit to Post-Effective Amendment No. 137 to the Registrant's Registration Statement on Form N-1A filed on September 29, 2009 and incorporated herein by reference.

(e)(7)  Amended Schedule A dated July 24, 2009 to the Sub-Advisory Agreement dated March 1, 2007 between ING Investments, LLC and Hansberger Global Investors, Inc. – Filed herein.

(e)(8)  Amended Schedule A dated August 8, 2009 to the Sub-Advisory Agreement dated March 1, 2007 between ING Investments, LLC and Hansberger Global Investors, Inc. – Filed as an exhibit to Post-Effective Amendment No. 136 to the Registrant’s Registration Statement on Form N-1A and incorporated herein by reference.

(e)(9)  Amended Schedule A dated June 2009 to the Sub-Advisory Agreement dated December 17, 2007 between ING Investments, LLC and Schroder Investment Management North America Inc. – Filed herein.